                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
IMH Commercial Holdings, Inc.:

  We consent to the use of our report dated April 16, 1997, except as to Note 1 to the financial statements which is as of June 30, 1997, included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          KPMG PEAT MARWICK LLP

Orange County, California
August 4, 1997